UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event report):  March 10, 2006


                            AMS HEALTH SCIENCES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


   OKLAHOMA                  001-13343                   73-1323256
   --------                  ---------                   ----------
(State or other           (Commission File             (IRS Employer
jurisdiction of                 Number)                Identification
 incorporation)                                            Number)


                   711 NE 39th Street, Oklahoma City, OK 73105
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 5.02. Departure of Directors or Principal Officers; Election of Directors Appointment of Principal Officers.

     On March 10, 2006, AMS Health Sciences, Inc. (AMEX: AMM) announced that the Board of Directors had approved the appointment of Stephen E. Jones as an independent director of the Company. Mr. Jones was appointed to fill the vacancy left by the resignation of Brent Haggard in January 2006. Mr. Jones has been appointed to serve on the audit and compensation committees of the board of directors.

Item 9.01.  Financial Statements and Exhibits

     (c) Exhibits

99.1 Press release dated March 10, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              AMS HEALTH SCIENCES, INC.

                                                   JERRY W. GRIZZLE
                                              By:  Jerry W. Grizzle
                                                   Chairman, President and Chief
                                                   Executive Officer

Date:  March 17, 2006

                                  EXHIBIT INDEX

Exhibit
  No.              Description                     Method of Filing
  ---              -----------                     ----------------

99.1   Press release dated March 17, 2006    Filed herewith electronically